                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 28, 2003

                            WHITEHALL JEWELLERS, INC.
             (Exact name of Registrant as Specified in Its Charter)


          Delaware                         0-028176                          36-1433610
(State or Other Jurisdiction       (Commission File Number)       (IRS Employer Identification No.)
      of Incorporation)


155 North Wacker Drive, Suite 500, Chicago, Illinois                           60606
      (Address of Principal Executive Offices)                               (Zip Code)


        Registrant's Telephone Number, Including Area Code: 312-782-6800


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 12. Results of Operations and Financial Condition (provided under "Item 9.
         Regulation FD Disclosure").

         The information required by Item 12 is being provided under Item 9 pursuant to SEC interim filing guidance provided in SEC press release No. 2003-41.

         The information contained in this Form 8-K is furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release 33-8216. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

         On May 28, 2003, the Company issued a press release reporting financial results for the first quarter ended April 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1.







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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WHITEHALL JEWELLERS, INC.
                                               (Registrant)


                                         By:  /s/ John R. Desjardins
                                              -------------------------------
                                                  John R. Desjardins
                                                  Executive Vice President
                                                  and Secretary

Date:  May 28, 2003



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                                  EXHIBIT INDEX

           The following exhibit is filed herewith as noted below.


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
Exhibit No.                       Exhibit
-----------                       -------
  99.1 Press Release dated May 28, 2003 reporting financial results for the first quarter ended April 30, 2003.
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